EXHIBIT 99.2
On March 6, 2024, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 144-room Residence Inn located in Salt Lake City, Utah (“Residence Inn SLC”) for $18.8 million in cash, net of selling expenses. Additionally, the Company repaid approximately $19.0 million on the mortgage loan, inclusive of defeasance costs, of which the Residence Inn SLC was one of three hotels securing the mortgage loan.
The following unaudited pro forma financial information of the Company, as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on September 30, 2023. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2022, and the nine months ended September 30, 2023, assumes the disposition closed on January 1, 2022. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Residence Inn SLC and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of the Residence Inn SLC are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Residence Inn SLC (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, net ($76,017 attributable to VIEs).	$3,122,833	$12,151	$—		$3,110,682
Cash and cash equivalents	184,181	1	18,762	(C) (i)	184,105
			117	(C) (i)
			(18,954)	(C) (ii)
Restricted cash ($14,279 attributable to VIEs)	171,896	96	—		171,800
Accounts receivable, net of allowance	73,712	157	—		73,555
Inventories	3,945	—	—		3,945
Notes receivable, net	5,934	—	—		5,934
Investments in unconsolidated entities	10,379	—			10,379
Deferred costs, net ($93 attributable to VIEs)	1,858	—	—		1,858
Prepaid expenses ($669 attributable to VIEs)	15,800	26	—		15,774
Derivative assets	25,493	—	—		25,493
Operating lease right-of-use assets	44,136	—	—		44,136
Other assets	18,171	—	—		18,171
Intangible assets	797	—	—		797
Due from related parties, net	4,347	—	—		4,347
Due from third-party hotel managers	24,145	127	—		24,018
Assets held for sale	10,882	—	—		10,882
Total assets	$3,718,509	$12,558	$(75)		$3,705,876
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($38,730 attributable to VIEs)	$3,631,719	$14,426	$(4,468)	(C) (ii)	$3,612,825
Finance lease liability	18,465	—	—		18,465
Other finance liability ($26,804 attributable to VIEs)	26,804	—	—		26,804
Accounts payable and accrued expenses ($11,194 attributable to VIEs)	153,209	290	—		152,919
Accrued interest payable ($99 attributable to VIEs)	25,243	—	—		25,243
Dividends and distributions payable	3,568	—	—		3,568
Due to Ashford Inc., net	9,028	—	—		9,028
Due to third-party hotel managers	1,134	—	—		1,134
Intangible liabilities, net	2,037	—	—		2,037
Operating lease liabilities	44,887	—	—		44,887
Other liabilities	3,948	—	—		3,948
Liabilities related to assets held for sale	9,795	—	—		9,795
Total liabilities	3,929,837	14,716	(4,468)		3,910,653
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	22,394	—	—		22,394
Series J Redeemable Preferred Stock, $0.01 par value, 2,628,792 shares issued and outstanding at September 30, 2023	60,482	—	—		60,482
Series K Redeemable Preferred Stock, $0.01 par value, 154,233 shares issued and outstanding at September 30, 2023	3,798	—	—		3,798
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at September 30, 2023	12	—	—		12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at September 30, 2023	12	—	—		12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at September 30, 2023	15	—	—		15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at September 30, 2023	13	—	—		13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at September 30, 2023	13	—	—		13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,513,386 shares issued and outstanding at September 30, 2023	345	—	—		345
Additional paid-in capital	2,385,679	(2,158)	12,151	(C) (i)	2,385,679
			117	(C) (i)
			(14,426)	(C) (ii)
Accumulated deficit	(2,697,244)	—	6,611	(C) (i)	(2,690,693)
			(60)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(311,155)	(2,158)	4,393		(304,604)
Noncontrolling interest in consolidated entities	13,153	—	—		13,153
Total equity (deficit)	(298,002)	(2,158)	4,393		(291,451)
Total liabilities and equity/deficit	$3,718,509	$12,558	$(75)		$3,705,876
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of September 30, 2023, as reported in its Quarterly Report on Form 10-Q, filed on November 8, 2023.
(B)Represents the removal of the historical balance sheet of the Residence Inn SLC as of September 30, 2023.
(C)Represents adjustments for Ashford Trust’s disposition of the Residence Inn SLC as of September 30, 2023, which includes: (i) an adjustment for the cash consideration received of $18.8 million, net of selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay a portion of the mortgage loan in an amount that exceeded the amount allocated to the Residence Inn SLC as well as defeasance costs.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2022
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Residence Inn SLC (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$974,002	$4,306	$—		$969,696
Food and beverage	196,663	3	—		196,660
Other hotel revenue	67,310	103	—		67,207
Total hotel revenue	1,237,975	4,412	—		1,233,563
Other	2,884	—	—		2,884
Total revenue	1,240,859	4,412	—		1,236,447
EXPENSES
Hotel operating expenses:
Rooms	229,115	1,001	—		228,114
Food and beverage	140,775	—	—		140,775
Other expenses	421,056	1,329	—		419,727
Management fees	45,047	309	—		44,738
Total hotel expenses	835,993	2,639	—		833,354
Property taxes, insurance and other	67,338	170	—		67,168
Depreciation and amortization	201,797	770	—		201,027
Advisory services fee	49,897	—	—		49,897
Corporate, general and administrative	9,879	—	—		9,879
Total operating expenses	1,164,904	3,579	—		1,161,325
Gain (loss) on consolidation of VIE and disposition of assets	300	—	6,611	(C) (i)	6,911
OPERATING INCOME (LOSS)	76,255	833	6,611		82,033
Equity in earnings (loss) of unconsolidated entities	(804)	—			(804)
Interest income	4,777	—	—		4,777
Other income (expense)	415	—	—		415
Interest expense and amortization of discounts and loan costs	(226,995)	(1,039)	—		(225,956)
Write-off of premiums, loan costs and exit fees	(3,536)	(175)	(60)		(3,421)
Realized and unrealized gain (loss) on derivatives	15,166	—	—		15,166
INCOME (LOSS) BEFORE INCOME TAXES	(134,722)	(381)	6,551		(127,790)
Income tax (expense) benefit	(6,336)	—	31	(C) (ii)	(6,305)
NET INCOME (LOSS)	(141,058)	(381)	6,582		(134,095)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,233	—	(56)	(C) (iii)	1,177
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(139,825)	(381)	6,526		(132,918)
Preferred dividends	(12,433)	—	—		(12,433)
Deemed dividends on redeemable preferred stock	(946)	—	—		(946)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(153,204)	$(381)	$6,526		$(146,297)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(4.46)				$(4.26)
Weighted average common shares outstanding—basic	34,339				34,339
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(4.46)				$(4.26)
Weighted average common shares outstanding—diluted	34,339				34,339

See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Residence Inn SLC (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$817,477	$3,594	$—		$813,883
Food and beverage	172,943	4	—		172,939
Other hotel revenue	55,135	87	—		55,048
Total hotel revenue	1,045,555	3,685	—		1,041,870
Other	2,094	—	—		2,094
Total revenue	1,047,649	3,685	—		1,043,964
EXPENSES
Hotel operating expenses:
Rooms	190,041	804	—		189,237
Food and beverage	121,211	2	—		121,209
Other expenses	348,463	1,115	—		347,348
Management fees	38,706	258	—		38,448
Total hotel expenses	698,421	2,179	—		696,242
Property taxes, insurance and other	52,880	150	—		52,730
Depreciation and amortization	140,963	663	—		140,300
Advisory services fee	37,650	—	—		37,650
Corporate, general and administrative	11,387	—	—		11,387
Total operating expenses	941,301	2,992	—		938,309
Gain (loss) on consolidation of VIE and disposition of assets	7,443	—	—		7,443
OPERATING INCOME (LOSS)	113,791	693	—		113,098
Equity in earnings (loss) of unconsolidated entities	(715)	—	—		(715)
Interest income	6,755	2	—		6,753
Other income (expense)	277	—	—		277
Interest expense and amortization of discounts and loan costs	(270,485)	(508)	—		(269,977)
Write-off of premiums, loan costs and exit fees	(2,633)	—	—		(2,633)
Realized and unrealized gain (loss) on derivatives	4,490	—	—		4,490
INCOME (LOSS) BEFORE INCOME TAXES	(148,520)	187	—		(148,707)
Income tax (expense) benefit	(2,410)	—	(7)	(C) (ii)	(2,417)
NET INCOME (LOSS)	(150,930)	187	(7)		(151,124)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,838	—	(2)	(C) (iii)	1,836
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(149,092)	187	(9)		(149,288)
Preferred dividends	(11,290)	—	—		(11,290)
Deemed dividends on redeemable preferred stock	(1,993)	—	—		(1,993)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(162,375)	$187	$(9)		$(162,571)
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$(4.72)				$(4.73)
Weighted average common shares outstanding—basic	34,395				34,395
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$(4.72)				$(4.73)
Weighted average common shares outstanding—diluted	34,395				34,395

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2022, as reported in its Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 10, 2023 and the historical consolidated statement of operations of Ashford Trust for the nine months ended September 30, 2023, as reported in its Quarterly Report on Form 10-Q, filed on November 8, 2023.
(B)Represents the removal of the historical consolidated statements of operations of the Residence Inn SLC for the year ended December 31, 2022, and the nine months ended September 30, 2023.
(C)Represents adjustments for the Company’s sale of the Residence Inn SLC, which includes: (i) the estimated non-recurring gain on the disposition of the Residence Inn SLC for the year ended December 31, 2022; (ii) the estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2022, and the nine months ended September 30, 2023; and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Residence Inn SLC, including the estimated non-recurring gain for the year ended December 31, 2022, based on an ownership percentage of 0.91% for the year ended December 31, 2022 and 1.28% for the nine months ended September 30, 2023. The pro forma gain and the related tax effects, resulting from the disposition of the Residence Inn SLC are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.